UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 18, 2016

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of principal executive offices)		(Zip Code)

(313) 556-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 18, 2016, General Motors Company (the “Company”) and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the several other underwriters named therein (collectively, the “Underwriters”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, $2.0 billion aggregate principal amount of the Company’s senior notes, consisting of $1.25 billion aggregate principal amount of 6.600% Senior Notes due 2036 (the “2036 Notes”) and $750 million aggregate principal amount of 6.750% Senior Notes due 2046 (the “2046 Notes” and, together with the 2036 Notes, the “Notes”).

On February 23, 2016, the Company completed the offering of the Notes. The 2036 Notes and the 2046 Notes were each issued as a separate series of debt securities pursuant to the indenture, dated as of September 27, 2013 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a third supplemental indenture, dated as of February 23, 2016 (the “Supplemental Indenture”), between the Company and the Trustee. The Supplemental Indenture, along with the Base Indenture, each as amended and supplemented, govern the terms of the Notes.

In connection with the offering of the Notes, the Company filed with the Securities and Exchange Commission (the “SEC”) a Prospectus Supplement, dated February 18, 2016, and a Prospectus, dated April 30, 2014, which was included as part of the Company’s shelf registration statement (File No. 333-195601) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on April 30, 2014.

The foregoing description of the Underwriting Agreement and Supplemental Indenture does not constitute a complete summary of these documents and is qualified by reference in its entirety to the full text of the Underwriting Agreement and the Supplemental Indenture, which are filed herewith as Exhibit 1.1 and Exhibit 4.1, respectively.

Item 9.01.	Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 1.1	Underwriting Agreement, dated February 18, 2016, by and among General Motors Company, as issuer, and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

Exhibit 4.1	Third Supplemental Indenture, dated as of February 23, 2016, to Indenture, dated as of September 27, 2013, between General Motors Company, as issuer, and The Bank of New York Mellon, as Trustee

Exhibit 4.2	Form of General Motors Company 6.600% Senior Notes due 2036 (included in Exhibit 4.1)

Exhibit 4.3	Form of General Motors Company 6.750% Senior Notes due 2046 (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Hunton & Williams LLP

Exhibit 23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

/s/ JILL E. SUTTON
By:	Jill E. Sutton
Deputy General Counsel & Corporate Secretary

Date: February 23, 2016

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